EXHIBIT 32.1

                   CERTIFICATION BY KEVIN J. MCNAMARA
       PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002.


Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as President and Chief Executive Officer of Chemed Corporation ("Company"), does hereby certify that:

      1) the Company's Quarterly Report of Form 10-Q for the quarter ending September 30, 2007 ("Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: November 1, 2007                        /s/ Kevin J. McNamara
       ----------------                        ---------------------
                                               Kevin J. McNamara
                                               (President and Chief
                                               Executive Officer)

                                      E-4